UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

SEMLER SCIENTIFIC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEMLER SCIENTIFIC, INC.
2340-2348 Walsh Avenue, Suite 2344
Santa Clara, CA 95051
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 4, 2024
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Semler Scientific, Inc., a Delaware corporation to be held on Friday, October 4, 2024 at 9:00 a.m. Pacific Daylight Time. The annual meeting will be held virtually at a unique link received after registering at http://www.viewproxy.com/Semler/2024/htype.asp for the following purposes:
1.
To elect each of Douglas Murphy-Chutorian, M.D. and Daniel S. Messina as a Class III director to hold office until the 2027 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier resignation, death or removal;

2.
To approve, on an advisory vote, the compensation of our named executive officers;

3.
To approve the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan;

4.
To ratify the selection by the audit committee of our board of directors of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2024; and

5.
To conduct any other business properly brought before the annual meeting or any adjournments or postponements of the annual meeting.

These items of business are more fully described in the proxy statement accompanying this notice.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.
The record date for the annual meeting is August 16, 2024. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof. At the time and date of the annual meeting, stockholders will be able to inspect a list of stockholders of record for any purpose germane to the annual meeting. Stockholders may also request to view a list of stockholders of record for ten days prior to the annual meeting by sending an email to secretary@semlerscientific.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on October 4, 2024 at 9:00 a.m. Pacific Daylight Time virtually at a unique link received after registering at http://www.viewproxy.com/Semler/2024/htype.asp

The proxy statement and annual report to stockholders are available at http://www.viewproxy.com/Semler/2024
By Order of the Board of Directors
/s/ Renae Cormier

Renae Cormier
Corporate Secretary
Santa Clara, California
August 23, 2024
You are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting virtually, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the meeting if you attend the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SEMLER SCIENTIFIC, INC.
2340-2348 Walsh Avenue, Suite 2344
Santa Clara, CA 95051
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 4, 2024
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
WHY AM I RECEIVING THESE MATERIALS?
We have sent you these proxy materials because the board of directors of Semler Scientific, Inc. is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders, including at any adjournments or postponements of the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about August 23, 2024 to all stockholders of record entitled to vote at the annual meeting.
HOW DO I ATTEND THE ANNUAL MEETING?
The annual meeting will be held on Friday October 4, 2024 at 9:00 a.m. Pacific Daylight Time in a virtual meeting format only, live via the internet and can be accessed via a unique link received after registering at http://www.viewproxy.com/Semler/2024/htype.asp. We encourage you to access the annual meeting prior to the start time. Both stockholders of record and beneficial owners will need to register to be able to attend the virtual annual meeting, submit their questions during the annual meeting and vote their shares electronically at the annual meeting by following the instructions below:
If you are a stockholder of record, you must:
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Register at http://www.viewproxy.com/Semler/2024/htype.asp by 11:59 p.m. Eastern Daylight Time on October 1, 2024. You will need to click “Registration for Registered Holders” and enter your name, phone number, mailing address, email address and indicate if you plan to vote at the annual meeting as part of the registration, following which, you will receive an email confirming your registration and a unique link to attend the annual meeting. Two days prior to the annual meeting, you will receive the password you will need in order to attend the annual meeting.

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On the day of the annual meeting, if you have properly registered, you can access the annual meeting by clicking on the unique link received via your email confirmation and enter the password emailed to you two days prior to the meeting. You will need the virtual control number assigned to you in order to vote your shares. You can find your virtual control number on your proxy card.

If you are a beneficial owner, you must:
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Obtain a valid proxy from your broker, bank or other agent.

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Register at http://www.viewproxy.com/Semler/2024/htype.asp by 11:59 p.m. Eastern Daylight Time on October 1, 2024. You will need to click “Registration for Beneficial Holders” and enter your name, phone number, mailing address, email address and indicate if you plan to vote at the annual meeting. If you plan to vote your shares at the annual meeting, you will also need to provide a copy of your legal proxy that you obtain from your bank or broker (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration. If you plan to attend the annual meeting but not vote your shares, you will need to demonstrate proof of ownership by providing a copy of your legal proxy, a copy of your voter instruction form, proxy card or current broker statement (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com). After completing your registration, you will receive an email confirming your registration and a unique link to attend the annual meeting. Two days prior to the annual meeting, you will receive the password you will need in order to attend the annual meeting.
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On the day of the annual meeting, if you have properly registered, you can access the annual meeting by clicking on the unique link received via your email confirmation and enter the password emailed to you two days prior to the meeting. You will need the virtual control number emailed to you following your registration in order to vote your shares.

Further instructions on how to attend the annual meeting via live audio webcast, including how to vote your shares electronically at the annual meeting, are posted on http://www.viewproxy.com/Semler/2024/htype.asp under “2024 Annual Meeting FAQs.”
WHAT IF I HAVE TECHNICAL DIFFICULTIES DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING?
If you encounter any difficulties accessing the virtual meeting, please email VirtualMeeting@viewproxy.com.
The platform we are using for the live audio webcast for the annual meeting will require a software installation or the ability to run a temporary application in order for you to join the live audio webcast for the annual meeting.
WHO CAN VOTE AT THE ANNUAL MEETING?
Only stockholders of record at the close of business on August 16, 2024 will be entitled to vote at the annual meeting. On this record date, there were 6,992,286 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on August 16, 2024 your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on August 16, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote your shares at the virtual meeting unless you request and obtain a valid proxy from your broker or other agent.
WHAT AM I VOTING ON?
There are four matters scheduled for a vote:
1.
Election of each of Douglas Murphy-Chutorian, M.D. and Daniel S. Messina as a Class III director to hold office until the 2027 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier resignation, death or removal;

2.
Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement;

3.
Approval of the adoption of Semler Scientific, Inc. 2024 Stock Option and Incentive Plan, or the 2024 Plan; and

4.
Ratification of selection by the audit committee of our board of directors of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2024.

WHAT IF ANOTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING?
Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.
HOW DO I VOTE?
You may either vote “For” the nominees to our board of directors or you may “Withhold” your vote for the nominees. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the internet. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote during the meeting even if you have already voted by proxy.
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To vote during the annual meeting, follow the instructions above under “How do I attend the annual meeting?” join the annual meeting via the unique link received after registering at http://www.viewproxy.com/Semler/2024/htype.asp and follow the instructions posted there. Please have your virtual control number available.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on October 3, 2024 to be counted.

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To vote through the internet, go to www.AALvote.com/SMLR to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on October 3, 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

HOW MANY VOTES DO I HAVE?
On each matter to be voted upon, you have one vote for each share of our common stock that you own as of August 16, 2024.
WHAT HAPPENS IF I DO NOT VOTE?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or during the virtual annual meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares for the nominee in Proposal 1, nor on Proposals 2 or 3 without your instructions, but may vote your shares on Proposal 4 even in the absence of your instruction.
WHAT IF I RETURN A PROXY CARD OR OTHERWISE VOTE BUT DO NOT MAKE SPECIFIC CHOICES?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director, “For” the advisory vote on executive compensation, “For” the approval of the adoption of the 2024 Plan, and “For” the ratification of the selection of BDO USA, P.C as our independent registered public accounting firm for the year ending December 31, 2024. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
WHO IS PAYING FOR THIS PROXY SOLICITATION?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to our corporate secretary at 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051.

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You may attend the annual meeting and vote via live webcast. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
WHEN ARE STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS DUE FOR NEXT YEAR’S ANNUAL MEETING?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April 25, 2025 to our corporate secretary; 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so between June 6, 2025 and July 6, 2025.
In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).
HOW ARE VOTES COUNTED?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: for Proposal 1 (election of directors), votes “For,” “Withhold” and broker non-votes; and for Proposals 2, 3 and 4, votes “For,” “Against,” abstentions and broker non-votes. Abstentions and broker non-votes will not have any effect on any of the Proposals.
WHAT ARE “BROKER NON-VOTES”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1	Election of two Class III directors	Nominee receiving the most “For” votes	None	None
2	Advisory vote on executive compensation	Majority of votes cast “For”	None	None
3	Approval of 2024 Plan	Majority of votes cast “For”	None	None
4	Ratification of BDO USA, P.C. as Independent Registered Public Accounting Firm for Fiscal 2024	Majority of votes cast “For”	None	None

WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the annual meeting. On the record date, there were 6,992,286 shares outstanding and entitled to vote. Thus, the holders of 3,496,144 shares must be present or represented by proxy at the annual meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting may adjourn the annual meeting to another date.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
WHAT PROXY MATERIALS ARE AVAILABLE ON THE INTERNET?
This proxy statement, the proxy card and the annual report to stockholders are available at http://www.viewproxy.com/Semler/2024.

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors is currently divided into three classes and each class has a three-year term. The directors to be elected and qualified will hold office until the annual meeting of stockholders in 2027 and until his respective successor is elected, or, if sooner, until his death, resignation or removal. Vacancies on our board of directors may be filled by persons elected by a majority of the directors then in office, although less than a quorum. A director elected by our board of directors to fill a vacancy in a class serves the full term of that class, and until such director’s successor has been elected and qualified or until his or her earlier death, resignation or removal.
Our board of directors presently has four members in three classes. The nominees listed below are currently Class III directors and have been selected by our board of directors as the nominees in accordance with the recommendation of its nominating and corporate governance committee. Our board currently has one Class I director, one Class II director and two Class III directors. We do not have a formal policy regarding director or director nominee attendance at the annual meeting.
VOTE REQUIRED FOR APPROVAL
Directors are elected by a plurality of the votes of the holders of shares present via live webcast or represented by proxy and entitled to vote on the election of directors. Accordingly, each nominee needs to receive the highest number of affirmative votes to be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If a nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that the nominees will be unable to serve.
NOMINEES
The following is brief biographies of the nominees for Class III director and a discussion of the specific experience, qualifications, attributes or skills of the nominees that led the nominating and corporate governance committee to recommend these persons as nominees for Class III director, as of the date of this proxy statement.
The nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the nominating and corporate governance committee has identified and evaluated nominees in the broader context of our board of directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the committee views as critical to effective functioning of our board of directors. The brief biography below includes information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of the director or nominee that led the committee to believe that nominees should continue to serve on our board of directors.
NAME	AGE	PRINCIPAL OCCUPATION/ POSITION HELD WITH THE COMPANY
Douglas Murphy-Chutorian, M.D.	70	Chief Executive Officer
Daniel S. Messina	68	Director
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF THE NOMINEES.
Douglas Murphy-Chutorian, M.D. — Dr. Murphy-Chutorian has served as a member of our board of directors since September 2012 and as our chief executive officer from October 31, 2012 to April 3, 2023 and since April 27, 2023. Dr. Murphy-Chutorian has had broad, diverse career experience in healthcare over the past 30 years, stretching from clinician, academician, inventor, entrepreneur, chief executive officer, chairman of the board, and consultant to financial firms. From 2005 to 2012, he was managing director of Select Healthcare Capital, LLC. Dr. Murphy-Chutorian is a named inventor on more than 30 patents, and has guided more than 50 products through various regulatory approval processes. His business career has included extensive involvement in all facets of the medical industry from financial, research and development, manufacturing, marketing and sales, regulatory, reimbursement, and clinical trials. His breadth of healthcare experience includes all major sectors of the industry: medical devices, health services, pharmaceuticals, biotechnology and managed care. He received his B.A. and M.D. from Columbia University. He completed his internal medicine residency at New York University/Bellevue Medical Center and his fellowship in cardiology at Stanford University Medical Center. He has served as a faculty member in interventional cardiology at both Stanford and Montefiore Medical Center. We believe Dr. Murphy-Chutorian’s experience as a cardiologist, inventor and executive, in particular serving as our chief executive officer, qualify him to be a director of our company.
Daniel S. Messina — Mr. Messina has served as a member of our board of directors since August 2020. Mr. Messina has nearly 45 years of broad business experience as both a healthcare system professional and a technology solutions entrepreneur. Mr. Messina is currently the President of Quarvis Health, which includes the company he co-founded, HandsFree Health, the creator of WellBe®, the premier voice enabled virtual health assistant platform designed to help individuals access their health and wellness resources from home. Prior to co-founding HandsFree Health in 2016, he was a partner of West Corporation’s health advocate division for ten years, and he concluded his time there as co-president. From 2002 to 2006, Mr. Messina was the president of Rendina Healthcare Real Estate. Before that, from 2000 to 2002, Mr. Messina served as chief executive officer and president of Magellan Health and from 1998 to 2000 as the chief financial officer and head of business strategy of Aetna Health. For the decade prior to that, he was vice president of financial reporting at Cigna Corporation. Mr. Messina began his career as a certified public accountant at Deloitte. Mr. Messina earned a Bachelor of Science in accounting from the University of Notre Dame. We believe Mr. Messina’s extensive experience in virtual health and healthcare systems qualifies him to be a director of our company.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2025 (CLASS I) AND 2026 (CLASS II) ANNUAL MEETINGS
NAME	AGE	PRINCIPAL OCCUPATION/ POSITION HELD WITH THE COMPANY, CLASS
William H.C. Chang	68	Class I director
Eric Semler	59	Class II director
William H.C. Chang — Mr. Chang has served as a member of our board since April 2023 and previously served on our board from September 2012 to June 2014. Mr. Chang serves as chairman of Westlake Realty Group and Westlake International Group where he has worked for more than 40 years. Mr. Chang is also Chairman of Bankcard USA and G360 Technologies. Mr. Chang is also a principal partner in the San Francisco Giants of Major League Baseball. Mr. Chang was former chairman of U.S. Rugby Football Union. Mr. Chang is currently on the board of Ensysce Biosciences, Inc. (Nasdaq: ENSC). Mr. Chang holds a bachelor’s degree in economics from Harvard University. We believe Mr. Chang’s involvement in numerous early stage medical and technology companies, both as an investor and director qualify him to be a director of our company.
Eric Semler — Mr. Semler has served as a member of and chairperson of our board of directors since April 2023. Mr. Semler is a public and private market investor in technology and media. His long/short investment fund, TCS Capital Management, which he founded in 2001 and converted into a family office in 2017, was at its peak among the largest independent technology, media and telecom investment funds worldwide. Mr. Semler has helped unlock value for several public companies, including Angie’s List, Inc., DHI Group, Geeknet, Inc., Nielsen/NetRatings and Xueda Education Group, as an active shareholder and/or board member. He currently serves on the board of Fundstrat Global Advisors  —  an independent financial services firm. Mr. Semler has previously served on three public company boards: Angie’s List, Inc., the Maven Inc., (now known as Arena Group Holdings, Inc.) and Geeknet, Inc. Mr. Semler began his career as a journalist working for the New York Times and for the Moscow News in Russia. He is the co-author of two books published by Harper Collins: The Language of Nuclear War and The Businessman’s

Guide to Moscow. From 2009 to 2023, Mr. Semler served as chairman of the Bronx Baseball Dreams Foundation, a charitable organization that he founded to help underserved New York City youth develop baseball and academic skills to earn college baseball scholarships. In 2019, Mr. Semler and his wife Tracy founded and produced the Raising Fame Podcast, partnering with NBA parents Dell and Sonya Curry. Mr. Semler and his wife are also the executive producers of the Raising Fame television show co-hosted by Sonya Curry and Lucille O’Neal, the mother of Shaquille O’Neal. The show debuted on the TV One Network in July 2024. Mr. Semler received a B.A. from Dartmouth College and a J.D. and M.B.A. from Harvard University. We believe Mr. Semler’s deep expertise in capital allocation, corporate governance, strategic planning, and investment management qualify him to be a director of our company.

INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF OUR BOARD OF DIRECTORS
As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors consults with our outside counsel to ensure that our board of directors’ determinations is consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the company, its senior management and our independent auditors, our board of directors has affirmatively determined that the following three continuing directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Semler, Chang and Messina. In making this determination, our board of directors found that none of these directors had a material or other disqualifying relationship with our company.
In making such determinations, our board of directors considered the relationships that each such director has with our company, including the relationships and transactions described in the section of this proxy captioned “Transactions with Related Persons,” and all other facts and circumstances that our board of directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each director.
BOARD LEADERSHIP STRUCTURE
Mr. Semler has served as chairperson of our board since April 2023. Our chief executive officer, who is also a director, is responsible for leading our management, employees and operations. Our board believes that the current leadership structure is efficient for a company of our size, and promotes good corporate governance. However, our board will continue to evaluate its leadership structure and may change it, if, in the opinion of the nominating and corporate governance committee and/or board of directors, a change is required by the needs of our business and operations.
We currently separate the roles of chief executive officer and chairperson of our board of directors. Our president and chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chairperson of our board of directors presides over meetings of our board of directors, including executive sessions of our board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead our board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, our chair runs meetings of our independent directors, facilitates communications between management and our board of directors and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time, which demonstrates our commitment to good corporate governance. Although the roles of chair and chief executive officer are currently separate, our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.
BOARD DIVERSITY
We comply with Nasdaq Rule 5605 by having one diverse director from an underrepresented minority background. As required by Nasdaq Rule 5606 as approved by the Securities and Exchange Commission, or the SEC, in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrices below are based solely on information provided by our current directors about their gender and demographic self-identification.

Board Diversity Matrix (As of August 23, 2024)
Total Number of Directors:
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
ROLE OF OUR BOARD IN RISK OVERSIGHT
One of our board’s key functions is informed oversight of our risk management process. Our board does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various board standing committees that address risks inherent in their respective areas of oversight. In particular, our board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the company. The audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to having responsibility for the oversight of the performance of the company’s internal audit function at the time it is established. The nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The bitcoin advisory committee monitors our bitcoin holdings and risks associated with the treasury strategy. It is the responsibility of the committee chairs to report findings regarding material risk exposures to our board of directors as quickly as possible.
POLICY ON TRADING, PLEDGING AND HEDGING OF COMPANY STOCK
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent, if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits short sales, and purchases or sales of derivative securities or hedging transactions by our directors, executive officers, employees and certain designated consultants and contractors, including their affiliates. Our insider trading policy expressly prohibits, purchases or sales of puts, calls, or other derivative securities of our company or any derivative securities that provide the economic equivalent of ownership of our securities, or an opportunity, direct or indirect, to profit from any change in the value of our securities or engage in any other hedging transaction with respect to our securities, at any time.

MEETINGS OF OUR BOARD OF DIRECTORS
Our board of directors met 12 times in 2023. Each board member attended 75% or more of the aggregate number of meetings of our board of directors and of the committees on which he or she served, held during the portion of the last year for which he or she was a director or committee member.
INFORMATION REGARDING COMMITTEES OF OUR BOARD OF DIRECTORS
Our board of directors currently has four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and since May 2024, a bitcoin advisory committee. The following table provides membership and meeting information for 2023 for each of the standing committees of our board of directors during such year:
Name	Audit	Compensation	Nominating and Corporate Governance
William H.C. Chang	X	X	X
Daniel S. Messina	X		X
Douglas Murphy-Chutorian, M.D.
Eric Semler	X	X	X
Total Meetings in 2023	6	2	2
Below is a description of each standing committee of our board of directors.
Our board of directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our company.
Audit Committee
The audit committee of our board of directors was established by our board of directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the audit committee performs several functions. The audit committee appoints, determines funding for and oversees the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the company’s audit engagement team as required by law; review and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of our internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed with the SEC in our annual and quarterly filings.
The audit committee is currently comprised of Mr. Messina (who serves as chairman), Mr. Chang, and Mr. Semler. During 2023, the audit committee was comprised of our former director Dr. Pan (who served as chairman until April 3, 2023 when he was replaced by our former director Dr. Arthur “Abbie” Leibowitz as member (who was later replaced by Mr. Chang in October 2023)), Mr. Messina and Ms. Moon (who was replaced by Mr. Semler in May 2023). The audit committee met six times in 2023. Our board of directors has adopted a written audit committee charter that is available to stockholders on our website at http://ir.semlerscientific.com/corporate-governance.
Our board of directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that the members of the audit committee are independent and have the requisite financial sophistication in accordance with Nasdaq listing standards. Our board of directors has also determined that Mr. Messina is an audit committee financial expert as defined under SEC rules.
Report of the Audit Committee of our Board of Directors
The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management of Semler Scientific, Inc. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 7, 2024.
/s/ William H.C. Chang
/s/ Daniel S. Messina
/s/ Eric Semler
The material in this report is not “soliciting material,” is not deemed “filed with the SEC and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The compensation committee is currently comprised of Messrs. Chang and Semler. During 2023, the compensation committee was comprised of our former directors, Drs. Pan and Leibowitz. Mr. Messina replaced Dr. Pan in April 2023 and Messrs. Chang and Semler replaced Dr. Leibowitz and Mr. Messina in May 2023. Our board of directors reviews the Nasdaq listing standards definition of independence for compensation committee members on an annual basis and has determined that the members of the compensation committee are independent in accordance with Nasdaq listing standards. The compensation committee met two times in 2023. Our board of directors has adopted a written compensation committee charter that is available to stockholders on our website at http://ir.semlerscientific.com/corporate-governance.
The compensation committee of our board of directors acts on behalf of our board of directors to review, adopt and oversee our compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of our executive officers and evaluation of performance in light of these stated objectives;

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our chief executive officer and the other executive officers;

•
review and recommendation to our board of directors for approval of the compensation of our directors; and

•
administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures
Typically, the compensation committee meets as its members deem necessary or appropriate, but in no event less than annually. The agenda for each meeting is usually developed by the chair of the compensation committee, in consultation with the chief executive officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The chief executive officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation.
Under its charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. The compensation committee did not engage a compensation consultant in 2023.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee of our board of directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of our company (consistent with criteria approved by our board of directors), reviewing and evaluating incumbent directors, recommending to our board of directors for selection candidates for election to our board of directors, making recommendations to our board of directors regarding the membership of the committees of our board of directors, and assessing the performance of our board of directors.
The nominating and corporate governance committee is currently comprised of Messrs. Chang, Semler, and Messina, all of whom are independent under applicable Nasdaq listing standards. During 2023, the nominating and corporate governance committee was comprised of Dr. Leibowitz, Mr. Messina, and Ms. Moon (with Mr. Semler and Mr. Chang replacing Dr. Leibowitz and Ms. Moon in April 2023 when they joined the board as required pursuant to the April 2023 Cooperation Agreement; see “Transactions with Related Persons” elsewhere in this proxy statement). The nominating and corporate governance committee met two times in 2023. Our board of directors has adopted a written nominating and corporate governance committee charter that is available to stockholders on our website at http://ir.semlerscientific.com/corporate-governance.
The nominating and corporate governance committee intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. The nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our board of directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers diversity in the form of self-identified diversity attributes as well as diverse work experiences or socio-economic or demographic characteristics, skills and such other factors as it deems appropriate, given the current needs of our board of directors and our company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to our company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The nominating and corporate governance committee also takes into account the results of any self-evaluation conducted by our board of directors. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board of directors. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our board of directors.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the nominating and corporate governance committee to become nominees for election to our board of directors may do so by delivering a written recommendation to our corporate secretary at the following address: 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051, not less than 90 and not more than 120 days prior to the anniversary date of the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).
Bitcoin Advisory Committee
The bitcoin advisory committee is currently comprised of Messrs. Chang and Semler and Dr. Murphy-Chutorian, and was formed in May 2024 in connection with the adoption of our new bitcoin treasury strategy. Our bitcoin advisory committee oversees the corporate bitcoin treasury strategy and provides oversight and supervision of management’s execution of the strategy.
STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Historically, we have not provided a formal process related to stockholder communications with our board of directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by our board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to our board of directors has been excellent.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all officers, directors and employees. Our code of business conduct and ethics is available on our website at http://ir.semlerscientific.com/corporate-governance. Our code of business conduct and ethics is designed to meet the requirements of Item 406 of Regulation S-K. If we make any substantive amendments to our code of business conduct and ethics or grants any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Act and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
Accordingly, our board of directors is asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to Semler Scientific Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”
Because the vote is advisory, it is not binding on our board of directors, the compensation committee of our board of directors or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our board of directors and, accordingly, our board of directors and the compensation committee of our board of directors intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
VOTE REQUIRED FOR APPROVAL
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy duly authorized voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter at the annual meeting will be required to approve the advisory vote on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 3
APPROVAL OF THE SEMLER SCIENTIFIC, INC. 2024 STOCK OPTION AND INCENTIVE PLAN
PROPOSAL
Our stockholders are being asked to vote on a proposal to approve the implementation of the 2024 Stock Option and Incentive Plan, or the 2024 Plan, as the successor to our 2014 Stock Incentive Plan, or the 2014 Plan, in connection with its expiration in July 2024. Our board of directors adopted the 2024 Plan on August 14, 2024, subject to stockholder approval at the Annual Meeting. The 2024 Plan will only become effective upon such stockholder approval, and no awards will be made under the 2024 Plan prior to that time.
Our board of directors believes that stock-based incentive awards can play an important role in the success of our company by encouraging and enabling our employees, officers, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in our company; and equity incentive awards have historically played a significant role in the compensation provided to our executive officers, non-employee directors and employees. Our board of directors believes that providing such persons with a direct stake in our company assures a closer identification of the interests of such individuals with those of our company and our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with our company.
The 2024 Plan is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients and at levels determined to be appropriate by our board of directors and/or its compensation committee. A copy of the 2024 Plan is included as Annex A to this proxy statement and is incorporated herein by reference.
Because no further equity awards may be made under the 2014 Plan following July 24, 2024, if the 2024 Plan is not approved, we may be compelled to significantly increase the cash component of our employee, officer, and non-employee director compensation. This approach may not necessarily align those compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized in other ways.
The unused reserve under the 2014 Plan will be transferred to the 2024 Plan. As of August 1, 2024, there were outstanding under our 2014 Plan stock options to acquire 1,091,647 shares of common stock, with a weighted average exercise price of $6.84 and a weighted average remaining term of 3.30 years.
Other than the foregoing, as of August 1, 2024 no awards were outstanding under our 2014 Plan and there were 1,916,011 shares of common stock available for future awards under the 2014 Plan; however, no awards may be made under the 2014 Plan following July 24, 2024.
SUMMARY OF MATERIAL FEATURES OF THE 2024 PLAN
The material features of the 2024 Plan are:
•
The maximum number of shares of common stock to be issued under the 2024 Plan is 1,916,011, plus on January 1, 2025 and on each January 1 thereafter prior to the expiration of the 2024 Plan, the number of shares of common stock reserved and available for issuance under the 2024 Plan shall be automatically cumulatively increased by four (4%) percent of the number of shares of common stock issued and outstanding on the immediately preceding December 31 (inclusive of the number of shares issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire common stock for a nominal exercise price), or such lesser number of shares as approved by its compensation committee;

•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, and dividend equivalent rights is permitted;

•
Shares underlying awards under the 2024 Plan or the 2014 Plan that are tendered, canceled or held back upon an exercise of an option or settlement of an award to cover the exercise price or tax withholding after August 1, 2024 will be added back to the reserved pool under the 2024 Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2024 Plan;
•
Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•
Any material amendment to the 2024 Plan is subject to approval by our stockholders; and

•
The term of the 2024 Plan will expire on that date that is ten years from stockholder approval (or October 4, 2034 assuming stockholders approve this Proposal 3).

Based solely on the closing price of our common stock as reported by Nasdaq on August 1, 2024 and the maximum number of shares that would have been available for awards as of such date under the 2024 Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2024 Plan as of such date is $57,729,411. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated under the 2024 Plan and our 2014 Plan will be added back to the shares of common stock available for issuance under the 2024 Plan. Shares underlying awards under the 2024 Plan or the 2014 Plan that are tendered or held back upon exercise of a stock option or settlement of an award under the 2024 Plan to cover the exercise price or tax withholding and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the 2024 Plan.
SUMMARY OF THE 2024 PLAN
The following description of certain features of the 2024 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2024 Plan, which is included as Annex A hereto.
Administration.   The 2024 Plan will be administered by the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The compensation committee may delegate to a committee consisting of one or more of our officers the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.
Eligibility; Plan Limits.   All employees, non-employee directors and consultants are eligible to participate in the 2024 Plan, subject to the discretion of the administrator. As of August 1, 2024, approximately 85 individuals would have been eligible to participate in the 2024 Plan had it been effective on such date, which includes two executive officers, 77 employees who are not executive officers, three non-employee directors and three consultants. There are certain limits on the number of awards that may be granted under the 2024 Plan. For example, no more than 20,000,000 shares of common stock may be granted in the form of incentive stock options.
Stock Options.   The 2024 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and (2) options that do not so qualify. Options granted under the 2024 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to our employees (including subsidiaries, if any). Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the compensation committee. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on Nasdaq. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.
The term of each option will be fixed by the compensation committee and may not exceed ten years from the date of grant. The compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee. In general, unless otherwise permitted by the compensation committee, no option granted under the 2024 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the compensation committee or by delivery (or at the sole discretion of the administrator, attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, at the sole discretion of the Administrator, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights.   The compensation committee may award stock appreciation rights subject to such conditions and restrictions as the compensation committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. Except in the case of stock appreciation rights (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.
Restricted Stock.   The compensation committee may award shares of common stock to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other service relationship) with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends but such dividends payable with respect to a restricted stock awards shall not be paid unless and until the award vests.
Restricted Stock Units.   The compensation committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other service relationship) with our company through a specified vesting period. In the compensation committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the compensation committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.
Unrestricted Stock Awards.   The compensation committee may also grant (or sell at par value or such higher purchase price determined by the compensation committee) shares of common stock that are free from any restrictions under the 2024 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights.   The compensation committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of an award of Restricted Stock Units or as a freestanding award and will be paid only if the related award becomes vested. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.
Change of Control Provisions.   In the event of a “sale event,” as defined in the 2024 Plan, awards under the 2024 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided in the award agreement, upon the effective time of the sale event, all awards with time-based conditions or restrictions will become vested and exercisable or non-forfeitable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the compensation committee’s discretion or to the extent specified in the relevant award agreement. In addition, we may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The compensation committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Adjustments for Stock Dividends, Stock Splits, Etc.   The 2024 Plan requires the compensation committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2024 Plan, to certain limits in the 2024 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Tax Withholding.   Participants in the 2024 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The compensation committee may require that tax withholding obligations satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting. The compensation committee may also require our tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due.
Amendments and Termination.   Our board of directors may at any time amend or discontinue the 2024 Plan and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the 2024 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the compensation committee to be required by the Code to preserve the qualified status of incentive stock options.
Effective Date of Plan.   The 2024 Plan was approved by our board of directors on August 14, 2024. Awards of incentive stock options may be granted under the 2024 Plan until August 14, 2034. No other awards may be granted under the 2024 Plan after the date that is ten years from the date of stockholder approval.
NEW PLAN BENEFITS
Because the grant of awards under the 2024 Plan is within the discretion of the compensation committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2024 Plan.

TAX ASPECTS UNDER THE CODE
The following is a summary of the principal federal income tax consequences of certain transactions under the 2024 Plan. It does not describe all federal tax consequences under the 2024 Plan, nor does it describe state or local tax consequences.
Incentive Stock Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options.   No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards.   We generally will be entitled to a tax deduction in connection with other awards under the 2024 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions.   Under Section 162(m) of the Code, our deduction for awards under the 2024 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.
VOTE REQUIRED FOR APPROVAL
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy duly authorized voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter at the annual meeting will be required to approve the advisory vote on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF APPROVAL OF SEMLER SCIENTIFIC, INC. 2024 STOCK OPTION AND INCENTIVE PLAN
~*~*~*
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 regarding shares of common stock that may be issued under our equity compensation plans at such date, consisting of our 2014 Plan and our 2007 Key Person Stock Option Plan. The 2014 Plan provides for the issuance of incentive and non-qualified stock options, restricted stock, and other equity awards to our employees, officers, directors, and consultants. The 2014 Plan became effective in July 2014 and no further awards may be granted under such plan after July 24, 2024.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
	(a)	(b)	(c)
Equity Compensation Plans Approved by Securityholders:
2014 Stock Incentive Plan(2)	1,011,785	$3.84	1,813,175
2007 Key Person Stock Option Plan	10,000	$3.85	—
Total	1,021,785	$3.84	1,813,175

(1)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options to purchase shares of our common stock.

(2)
The number of shares available for issuance under the 2014 Plan is subject to an automatic annual increase on each January 1 over the term of the plan, by an amount equal to 4% of the number of shares of our common stock outstanding on the immediately preceding December 31. Accordingly, on January 1, 2024, the share reserve under the 2014 Plan increased by 275,401 shares.

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has selected BDO USA, P.C, or BDO, as our independent registered public accounting firm for the year ending December 31, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by our stockholders at the annual meeting. BDO has audited our financial statements since 2013.
Neither our nor other governing documents or law require stockholder ratification of the selection of BDO as our bylaws independent registered public accounting firm. However, the audit committee of our board of directors is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee of our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of our board of directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.
A representative of BDO is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy duly authorized voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter at the annual meeting will be required to ratify the selection of BDO.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The following table presents fees for professional audit services rendered by BDO for the audit of our financial statements for the years ended December 31, 2023 and 2022. In addition to retaining BDO to conduct an audit of the financial statements, we engage the firm from time to time to perform other services.
The following table sets forth all fees incurred in connection with professional services rendered to us by BDO during each of the last two fiscal years.
	Year Ended December 31,
Fee Type	2023	2022
Audit Fees	$473,070	$463,380
Audit-Related Fees	22,000	22,393
Total Fees	$495,070	$485,773
Audit Fees.   This category consists of the annual audit of our annual financial statements and the review of interim financial statements included in the quarterly reports.
Audit-related Fees.   This category consists of the annual audit of our 401K Plan.
PRE-APPROVAL POLICIES AND PROCEDURES.
The audit committee’s charter provides that the audit committee will approve the fees and other significant compensation to be paid to our independent auditors, and pre-approve all audit services and all non-audit services of independent auditors permitted under applicable law. The charter also provides that the audit committee may establish other pre-approval policies and procedures for the engagement of independent auditors to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the audit committee, provided that any pre-approval decision is reported to the audit committee at its next scheduled meeting. The audit committee has approved all audit and audit-related work covered by the audit fees, tax fees and all other fees.

VOTE REQUIRED FOR APPROVAL
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy duly authorized voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter at the annual meeting will be required to approve the advisory vote on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF BDO USA, P.C.
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of August 16, 2024 by: (i) each current director, including the nominee for director; (ii) each of the named executive officers; (iii) all of our current executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock and is based on 6,992,286 shares of our common stock issued and outstanding as of August 16, 2024. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days after August 16, 2024 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in the following table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Information with respect to beneficial ownership by 5% stockholders has been based on information filed with the SEC pursuant to Section 13(d) or Section 13(g) of the Exchange Act, as well as our records and other information known to us. Except as otherwise set forth in the footnotes to the following table, the address of each beneficial owner is c/o Semler Scientific, Inc., 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers, Directors and >5% holders:
William H.C. Chang(1)	891,119	12.7%
Eric Semler(2)	653,612	9.3%
Daniel S. Messina(3)	15,592	*
Douglas Murphy-Chutorian(4)	784,571	10.1%
Renae Cormier(5)	4,670	*
Andrew B. Weinstein	—	—
Wayne T. Pan	3,776	*
All directors and executive officers as a group (5 persons)	2,349,564	30.2%

*
Less than 1%

(1)
Includes (a) 5,438 shares underlying options to purchase shares of our common stock and 2,182 shares of common held directly by Mr. Chang; (b) 199,596 shares held in three grantor retained annuity trusts (c) 442,395 shares of our common stock held by W&D Chang Family Trust, and (d) 241,508 shares of our common stock held by Chang 2020 GP LP, for which Mr. and Mrs. Chang are the managing members of its general partner, Chang 2020 GP, LLC, and share voting and investment control. The address for the Chang Family Trust, Chang 2020 GP LP, Mr. Chang and Mrs. Chang is 520 El Camino Real, 9th Floor, San Mateo.

(2)
Includes 5,438 shares underlying options to purchase shares of our common stock.

(3)
Includes 5,000 shares underlying options to purchase shares of our common stock.

(4)
Includes 761,000 share underlying options to purchase shares of our common stock and 23,571 shares of common stock are held in a family trust over which Dr. Murphy-Chutorian is co-Trustee with his spouse, and with whom he shares voting and investment power over such securities.

(5)
Reflects shares underlying options to purchase shares of our common stock.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were in compliance, other than one late Form 3 and one late Form 4, each filed by Ms. Cormier reporting her initial holdings and her stock option grant in connection with her promotion to chief financial officer, which were filed upon receipt of her EDGAR codes.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers, including their ages as of August 23, 2024. Biographical information for our chief executive officer and Class III director, Dr. Murphy-Chutorian, is included in Proposal 1.
Name	Age	Position(s)
Douglas Murphy-Chutorian, M.D.	70	chief executive officer and director
Renae Cormier	52	chief financial officer
Renae Cormier — Ms. Cormier has served as our chief financial officer since July 2023 and as head of corporate communications and business strategy since May 2022. From 2001 until joining our company, Ms. Cormier held various positions at investment management firms. Most recently she was partner at Aravt Global from 2013 to 2022, where she was responsible for allocating investment capital in public and private companies across a variety of industries, as well as leading accounting focused risk management across the portfolio’s holdings. From 1997 to 2001 she was an auditor and provided mergers and acquisitions transaction advisory services at PricewaterhouseCoopers. Ms. Cormier holds a dual bachelor’s degree in accounting and finance from the University of Colorado.
SUMMARY COMPENSATION TABLE
The following table sets forth the information as to compensation paid to or earned by (i) the individuals who served as our principal executive officer during any part of the year ended December 31 2023, (ii) our most highly compensated executive officer other than our principal executive officers who was serving in such capacity as of December 31, 2023, and (iii) one other individual who would have been one of our most highly compensated executive officers as of December 31, 2023 but for the fact that he was not in such role on such date. These individuals are referred to as our named executive officers. As none of our named executive officers received any nonqualified deferred compensation, we have omitted that column from the table.
SUMMARY COMPENSATION TABLE FOR FISCAL 2023
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Option Award(s) ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Douglas Murphy-Chutorian, M.D.,(6) Director and chief executive officer	2023	$488,508	$—	$—	—	$400,000	$40,389	$928,897
	2022	$450,000	$—	$—	—	$400,000	$20,459	$870,459
Renae Cormier(7) Chief financial officer	2023	$273,724	$72,000	$95,200	$55,000	$—	$28,987	$524,911
	2022	—	—	—	—	—	—	—
Andrew B. Weinstein(8) Former senior vice president, finance and accounting	2023	$311,537	$36,000	—	—	—	$84,372	$431,909
	2022	$353,750	$72,000	—	—	—	$29,491	$455,241
Wayne T. Pan, M.D. Ph.D.(9) Former director and former chief executive officer	2023	$37,500	—	—	$100,000	—	$31,601	$169,101
	2022	—	—	—	—	—	—	—

(1)
For each of Dr. Murphy-Chutorian, Renae Cormier and Mr. Weinstein, 2023 includes a lump sum payment of accrued and unused vacation time due to a change of vacation policy applicable to director and higher, or $38,508 for Dr. Murphy-Chutorian, $3,724 for Ms. Cormier and $41,537 for Mr. Weinstein.

(2)
Represents the grant date fair value of the options awarded during the year as determined under Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or ASC 718. See Note 15 to our audited financial statements included in our annual report on Form 10-K filed with SEC on March 7, 2024 for additional information.

(3)
Represents the grant date fair value of the stock awarded during the year as determined under ASC 718. See Note 15 to our audited financial statements included in our annual report on Form 10-K filed with SEC on March 7, 2024 for additional information. For Dr. Pan, reflects his February 2023 stock grant for non-employee director services.

(4)
The amounts represent performance-based cash incentives earned by Dr. Murphy-Chutorian based on the achievement of certain pre-defined company goals and his target incentive compensation amount. Incentive compensation awards are paid annually, based on the achievement of the objectives set by the compensation committee of our board of directors at the beginning of the fiscal year.

(5)
Represents payment of health insurance premiums pursuant to the terms of employment agreements and, for Mr. Weinstein in 2023 also includes his $55,385 severance package earned in connection with termination of employment. For Dr. Murphy-Chutorian, 2023 includes $20,213 as reimbursement of legal expenses incurred in connection with negotiating and execution of the interim employment agreement and the separation and release agreement. For Dr. Pan, $31,601 represents his director fees received in 2023, but does not include amounts paid in settlement of threatened litigation.

(6)
Dr. Murphy-Chutorian, resigned as chief executive officer effective April 3, 2023, and then was reappointed to such position effective April 27, 2023. All amounts are prorated to reflect this period of non-employment.

(7)
Ms. Cormier was promoted to chief financial officer effective July 7, 2023 and amounts are pro rata to reflect a salary increase in connection therewith.

(8)
Mr. Weinstein’s employment terminated effective September 16, 2023.

(9)
Dr. Pan, a former director, became chief executive officer, effective April 3, 2023 and his employment and membership on our board of directors terminated effective April 27, 2023. His compensation does not include amounts paid in settlement of threatened litigation.

Named Executive Officer Compensation Arrangements
We enter into individually negotiated compensation arrangements with each of our named executive officers. Our named executive officers may receive salary, bonus and other benefits, such as the payment of health insurance premiums or other individually negotiated health benefits pursuant to the terms of their negotiated compensation package. We may also grant our named executive officers awards under our equity incentive plans. Beginning February 1, 2023, due to a change in policy, we no longer accrue vacation for executive officers and in 2023, paid each employee ranked director or higher, which included all of our executive officers, their accrued but unused vacation pay as of January 31, 2023.
Douglas Murphy-Chutorian, M.D.
At the time he joined our company as a director, and subsequently as our chief executive officer, Dr. Murphy-Chutorian did not have a formal employment agreement with our company. We engaged Dr. Murphy-Chutorian as an independent contractor, and he received sales commissions, and then later, a monthly stipend of $16,000, in addition to such sales commissions. In September 2012, Dr. Murphy-Chutorian became a director and, effective October 31, 2012, our chief executive officer. On November 11, 2013, we entered into an at-will employment agreement with Dr. Murphy-Chutorian. Under the terms of this agreement, Dr. Murphy-Chutorian could have been terminated at any time and his job titles, salaries and benefits modified from time to time as we deemed necessary.
On March 19, 2023, Dr. Murphy-Chutorian resigned his position as chief executive officer effective April 3, 2023. Accordingly, on April 1, 2023, we entered into a separation agreement and release Dr. Murphy- Chutorian, to provide for the following: (i) $450,000 in severance payments payable monthly for 12‑months commencing 30 days after his last day of employment (which was May 1, 2023); (ii) up to nine months of Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, reimbursement; (iii) the extension of his post-termination exercise period to the original expiration date for his outstanding options, all of which are fully vested; and (iv) our agreement to enter into a warrant repurchase agreement (the form of which was included with his separation and release agreement). We agreed to enter into the warrant repurchase agreement on a date to be mutually agreed between us and Dr. Murphy-Chutorian but prior to July 31,

2023, which agreement provided that we will repurchase outstanding warrants held by Dr. Murphy-Chutorian to acquire 16,875 shares of our common stock at $4.00 per share at a price to be based on the fair market value of the underlying shares on the date of such warrant repurchase net of the aggregate exercise price of the warrants. Accordingly, in May 2023 we acquired these warrants plus additional warrants held by Dr. Murphy-Chutorian to acquire 60,000 shares at $4.50 per share for an aggregate $1.9 million in cash. See “Transactions With Related Persons” for additional information. Following the warrant repurchase, all of these warrants were cancelled and are no longer issued and outstanding.
Subsequent to the execution of his severance agreement, Dr. Murphy-Chutorian, was reappointed as chief executive officer (initially on an interim basis) effective April 27, 2023.
In connection with his reappointment as chief executive officer, on May 25, 2023, we entered into a new employment agreement with Dr. Murphy-Chutorian, providing for compensation and benefits consistent with his then role as chief executive officer. Under such agreement, Dr. Murphy-Chutorian provides services on an-at-will basis and is eligible to receive annual base salary of $450,000 and quarterly target bonus of $100,000 per quarter based on (for 2023) achieving increased revenue ($50,000) as compared to the prior year period and achieving profitably before taxes ($50,000) for the applicable quarter. Dr. Murphy-Chutorian remains eligible to continue to receive equity grants under our equity compensation plans and benefits on the same terms as other employees (including payment of life insurance policy, medical license fees and telecommunications charges).
Dr. Murphy-Chutorian’s employment agreement suspended severance payments under his April 2023 severance agreement unless and until his employment terminates and he signs a supplemental release, for which he will be paid $100 and it will provide for the following: (i) $450,000 in severance payments payable monthly for 12-months (commencing 30 days after his last day of employment); (ii) up to nine months of COBRA reimbursement; (iii) the extension of his post-termination exercise period to the original expiration date for his outstanding options, all of which are fully vested. We also agreed to pay any agreed severance to Dr. Murphy-Chutorian’s spouse in the event termination of employment is due to his death, as well as reimbursement of up to $37,500 of documented out-of-pocket legal fees and legal expenses incurred in connection with negotiating and execution of the interim employment agreement and the separation and release agreement.
Renae Cormier
On July 7, 2023, our board of directors promoted Renae Cormier to chief financial officer effective July 10, 2023 from her previous position as head of corporate communications and business strategy. In connection with her promotion to chief financial officer, Ms. Cormier’s base salary was increased to $360,000 with target incentive of 20% of base salary. In addition, upon the recommendation of its compensation committee, our board of directors granted Ms. Cormier an option to acquire 5,000 shares of our common stock effective July 10, 2023. The option was granted under our 2014 Stock Incentive Plan, or the 2014 Plan, has an exercise price of $25.47 per share (the closing price on the grant date), a 10-year term, and is governed by our standard form of stock option agreement under the 2014 Plan. Ms. Cormier’s employment and compensation continue to be governed by the terms of her May 2022 employment agreement. Under the terms of the agreement, Ms. Cormier can be terminated at any time and her job titles, salaries and benefits may be modified from time to time as we deem necessary.
Andrew B. Weinstein
On March 14, 2017, we entered into an at-will employment agreement with Mr. Weinstein, our former senior vice president, finance and accounting. Under the terms of the agreement, Mr. Weinstein could have been terminated at any time and his job titles, salaries and benefits may be modified from time to time as we deem necessary. Effective July 10, 2023, Mr. Weinstein’s role as principal financial officer terminated, and his employment with our company terminated effective September 16, 2023. In connection with his departure, Mr. Weinstein received $55,384 severance payment in addition to accrued bonus of $36,000.
Wayne T. Pan, M.D., Ph.D.
On March 29, 2023, we entered into an executive employment agreement with Dr. Pan in connection with his appointment as chief executive officer and president as of April 3, 2023. Dr. Pan also entered into our form at-will employment, confidential information, invention assignment and arbitration agreement. Pursuant to the employment agreement, Dr. Pan was entitled to a base salary of $450,000 and an annual target bonus equal to 100% of his base salary. His salary was subject to periodic review at the discretion of our board of directors. Dr. Pan’s employment had no specified term and could be terminated at will by either party, provided however, that if we terminated his employment during the first year of his employment, he would (i) continue to receive his base salary as though he remained employed for an entire year and (ii) receive COBRA reimbursements for the number of months he was not employed by us during the year. Receipt of these payments and benefits was conditioned on Dr. Pan signing and not revoking a separation and release of claims agreement.
In the event Dr. Pan’s employment was terminated other than for “Cause” or his resignation for “Good Reason” occurred outside a “Change in Control Period” (as such terms are defined in his employment agreement), then Dr. Pan would have been entitled to (i) an amount equal to nine months of his base salary as in effect immediately prior to termination of employment and (ii) nine months of reimbursements for payments he makes to continue his health coverage under COBRA. Receipt of severance payments and benefits was conditioned on signing and not revoking a separation and release of claims agreement (which did not occur).
If such termination occurred within the Change in Control Period, then Dr. Pan would have been entitled to (i) an amount equal to 12 months of his base salary as in effect immediately prior to the termination of employment and (ii) 12 months of COBRA reimbursement payments and (iii) 100% accelerated vesting of all then-outstanding equity awards. Receipt of severance payments and benefits was conditioned on signing and not revoking a separation and release of claims agreement.
Dr. Pan was eligible to continue to receive equity grants under our equity compensation plans, and upon commencing employment, benefits on the same terms as other employees.
On April 27, 2023, Dr. Pan’s tenure as chief executive officer and president, and as Class I director ended, and he would have been entitled to the benefits noted above had he signed the required separation and release of claims agreement.
OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR END
The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2023. Dr. Pan and Mr. Weinstein did not have any outstanding equity awards at December 31, 2023. We have omitted certain columns from the table as our named executive officers do not have any outstanding stock awards.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Douglas Murphy-Chutorian(1)	71,000	0	$2.10	11/08/2024
Douglas Murphy-Chutorian(1)	75,000	0	$1.96	12/31/2024
Douglas Murphy-Chutorian(1)	180,000	0	$3.44	07/20/2025
Douglas Murphy-Chutorian(1)	60,000	0	$2.56	12/31/2025
Douglas Murphy-Chutorian(1)	125,000	0	$2.23	02/17/2026
Douglas Murphy-Chutorian(1)	125,000	0	$1.72	01/19/2027
Douglas Murphy-Chutorian(1)	125,000	0	$8.00	12/31/2027
Renae Cormier	1,979	3,021	$30.48	05/16/2032
Renae Cormier	—	5,000	$25.47	07/09/2033

(1)
All the above options are fully vested.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our company for each of the last three completed fiscal years. The table below presents information on the compensation of each our principal executive officers, or PEOs, and for our other named executive officers, or NEOs, in comparison to certain performance metrics for 2023, 2022 and 2021. This disclosure does not necessarily reflect value actually realized by the executive or how our compensation committee evaluates compensation decisions in light of our or individual performance. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for Douglas Murphy- Chutorian, M.D. ($)(3)	Summary Compensation Table Total for Dr. Wayne T. Pan ($)(3)	Compensation Actually Paid to Douglas Murphy- Chutorian, M.D. ($)(4)	Compensation Actually Paid to Dr. Wayne T. Pan ($)(4)	Average Summary Compensation Table Total for Non- PEO NEOs ($)(5)	Average Compensation Actually Paid to Non -PEO NEOs ($)(6)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(7)	Net Income (Thousands) ($)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023(1)	$928,897	$169,101	$928,897	$169,101	$478,410	$512,990	$47	$20,583
2022(2)	$870,459		$870,459		$372,266	$372,266	$35	$14,325
2021(2)	$871,395		$871,395		$366,765	$366,765	$97	$17,222

(1)
For 2023, our PEOs were Douglas Murphy-Chutorian, M.D. and our former PEO Dr. Wayne T. Pan, and our non-PEO NEOs were Renae Cormier, our chief financial officer, and Andrew B. Weinstein, our former senior vice president, finance.

(2)
For 2022 and 2021, our PEO was Douglas Murphy-Chutorian, M.D. and our non-PEO NEOs were Andrew B. Weinstein, our former senior vice president, finance, and Daniel E. Conger, our former vice president, finance.

(3)
The dollar amounts reported in columns (b) and (c) are the amounts of total compensation reported for our PEOs for each corresponding year in the “Total” column of the Summary Compensation Table in which they served as a PEO. Refer to “Executive Compensation — Summary Compensation Table.”

(4)
The dollar amounts reported in columns (d) and (e) represent the amount of “compensation actually paid” to our PEOs, computed in accordance with Item 402(v) of Regulation S-K for each year in which they served as a PEO, which reflects the following adjustment in fiscal year 2023. There were no adjustments in fiscal years 2022 or 2021.

	Fiscal Year 2023	Fiscal Year 2023
	Douglas Murphy-Chutorian	Dr. Wayne T. Pan
Summary Compensation Table Total Compensation	$928,897	$169,101
Deduct: Amount reported under the ‘stock awards’ and ‘Option awards’ columns of the table	—	(100,000)
Add: Fair value of awards granted in 2023 unvested as of 12/31/2023	—	—
Add/(Deduct): Change in fair value of awards granted in prior years unvested as of 12/31/2023	—	—
Add: Fair value at the vesting of awards granted and vested in 2023		100,000
Add/(Deduct): Change in fair value of awards granted in prior years that vested during 2023 as of 12/31/2023	—	—
Total adjusted compensation actually paid	$928,897	$169,101

(5)
The dollar amounts reported in column (f) represent the average of the amounts reported for our NEOs as a group (excluding our PEOs) in the “Total” column of the Summary Compensation Table in each applicable year.

(6)
The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, computed in accordance with Item 402(v) of Regulation S-K, and which reflects the following adjustments in fiscal year 2023. There were no adjustments in fiscal years 2022 or 2021.

Fiscal Year 2023
Summary Compensation Table Total Compensation	$478,410
Deduct: Amount reported under the ‘stock awards’ and ‘Option awards’ columns of the table	(75,100)
Add: Fair value of awards granted in 2023 unvested as of 12/31/2023	72,975
Add/(Deduct): Change in fair value of awards granted in prior years unvested as of 12/31/2023	10,392
Add: Fair value at the vesting of awards granted and vested in 2023	27,500
Add/(Deduct): Change in fair value of awards granted in prior years that vested during 2023 as of 12/31/2023	(1,187)
Total adjusted compensation actually paid	$512,990

(7)
Assumes $100 invested in shares of our common stock on December 31, 2020, calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period and assuming the reinvestment of all dividends. No dividends were paid in 2021, 2022 or 2023.

(8)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the corresponding year.

Relationship Between “Compensation Actually Paid” and Performance
We generally seek to incentivize long-term performance. The single most important financial performance metric used to link compensation actually paid to our PEOs to our company’s performance in the fiscal years presented is net income. Compensation for our NEOs is fixed and not paid based on any financial performance metrics. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation Actually Paid and Net Income
Our company has historically looked to net income as a performance measure for our executive compensation program for our PEO, but not for our NEOs. Our net income was $17.2 million in 2021, $14.3 million in 2022, and $20.6 million in 2023. Our Compensation Actually Paid to our PEO and other NEOs was $0.9 million and $0.4 million, respectively, in 2021 and 2022, and $0.9 million and $0.5 million, respectively, in 2023.
Compensation Actually Paid and Cumulative TSR
The compensation committee does not use total shareholder return, or TSR, as a performance measure when making pay for performance decisions because we generally seek to incentivize long term performance based rather than yearly financial performance. Our Compensation Actually Paid to our PEOs and other NEOs was $0.9 million and $0.4 million, respectively, in 2021 and 2022, and $0.9 million and $0.5 million, respectively, in 2023. TSR using the Nasdaq Index assuming initial fixed investment on December 31, 2020 of $100, for the years ended December 31, 2021, 2022 and 2023 was $97, $35 and $47, respectively.
All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, where made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION
The following table shows the compensation earned in the year ended December 31, 2023 by our non-employee directors. Our non-employee directors received only cash director fees and stock awards in 2023, so we have omitted certain columns from the table. The compensation information for Dr. Murphy-Chutorian, our chief executive officer and a director and Dr. Pan, our former chief executive officer and director, is set forth in “Executive Compensation — Summary Compensation Table.” Dr. Murphy-Chutorian does not receive additional compensation for his services as an employee director (and did not receive compensation as a non-employee director in April 2023 when he resigned from his chief executive officer role but continued to serve as a director).
DIRECTOR COMPENSATION FOR 2023
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Daniel S. Messina(3)	$66,350	$150,000	$216,350
Eric Semler(4)	$56,696	—	$56,696
William H.C. Chang(4)	$29,684	—	$29,684
Arthur “Abbie” Leibowitz, M.D., F.A.A.P.(5)	$64,301	$100,000	$164,301
Cindy Moon(5)	$29,625	$100,000	$129,625

(1)
Consists of the annual retainer fee for service as a non-employee member of our board of directors or any board committee. For further information concerning such fees, see the section below entitled “Non-Employee Director Compensation Policy.”

(2)
Represents the grant date fair value of the awards computed in accordance with FASB ASC 718.

(3)
Stock grants to Mr. Messina include $50,000 for additional director services. See Note 15 to our audited financial statements included in our annual report filed with SEC on March 7, 2024 on Form 10-K for additional information.

(4)
Mr. Semler and Mr. Chang joined our board of directors effective April 19, 2023, with Mr. Semler being appointed Chairman.

(5)
Ms. Moon resigned from our board of directors effective May 1, 2023 and Dr. Leibowitz departed our board when his term expired effective upon our 2023 annual meeting of stockholders.

Non-Employee Director Compensation Policy
Under our non-employee director compensation program, all non-employee directors are entitled to receive an annual $45,000 cash retainer for service as a board member ($82,500 for non-employee chairman of our board, if any) and an annual cash retainer for each committee on which they serve as a member as follows:
•
$22,500 per year for service as chairman of the audit committee or $11,250 per year for service as a member of the audit committee;

•
$15,000 per year for service as chairman of the compensation committee or $7,500 per year for service as a member of the compensation committee;

•
$7,500 per year for service as chairman of the nominating and corporate governance committee or $3,000 per year for service as a member of the nominating and corporate governance committee

Cash payments to non-employee directors are paid quarterly and pro-rated for directors who join our board or a board committee mid-year.
In February 2023, we provided equity compensation to each of our non-employee directors for service on our board consisting of 2,436 shares of our common stock, which awards were granted under the 2014 Plan. The number of shares of common stock awarded was determined based on $100,000 divided by the closing price on the grant date and such stock awards were fully vested on the grant date.

We also granted Mr. Messina common stock awards in February and May of 2023 consisting of an aggregate 1,518 shares for additional director services related to of our investor relations function, which additional director stock awards were granted under the 2014 Plan. The number of shares of common stock awarded was determined based on $25,000 divided by the closing price on each such grant date and such stock awards were fully vested on the grant date.
Compensation-Related Risk
Our board of directors is responsible for the oversight of our risk profile, including compensation-related risks. The compensation committee monitors our compensation policies and practices as applied to our employees to ensure that these policies and practices do not encourage excessive and unnecessary risk-taking. Our management, together with the compensation committee, reviews of our compensation programs, including our executive compensation program, to determine if such programs create risks that are likely to have a material adverse effect on our company. Based on this review, our board of directors believes that the level of risk associated with our compensation programs is not reasonably likely to have a material adverse effect on our company.

TRANSACTIONS WITH RELATED PERSONS
RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or if we are a “smaller reporting company” at such time, the lesser of (x) $120,000 or (y) 1% of our average total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, the audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.
CERTAIN RELATED-PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of our average total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
Cooperation Agreement
On April 19, 2023, we entered into cooperation agreement with Eric Semler and William H.C. Chang, each of whom is the beneficial owner of more than 5% of our common stock.
Pursuant to the cooperation agreement, we agreed to (i) increase the size of our board of directors from five to seven directors, (ii) appoint Mr. Semler as an independent Class II director to fill one vacancy, with his term expiring at the 2023 annual meeting of stockholders, and to appoint Mr. Chang as an independent Class I director to fill the other vacancy, with his term expiring at our 2025 annual meeting of stockholders, (iii) appoint Mr. Semler as chairperson of our board of directors and (iv) appoint each of Mr. Semler and Mr. Chang to the nominating and corporate governance committee of our board. Under the cooperation agreement, we agreed to limit the size of our board of directors to no more than seven directors during the standstill period (as defined below).
Pursuant to the cooperation agreement, Messrs. Chang and Semler agreed to certain voting commitments for the duration of a standstill period, which is defined as the period commencing on the date of the cooperation agreement and ending upon the date that is the earlier of (i) 30 days prior to the deadline under our bylaws for the nomination of director candidates for election to our board of directors for the 2024 annual meeting of stockholders and (ii) 90 days prior to the first anniversary of the 2023 annual meeting of stockholders. Messrs. Chang and Semler also agreed to appear in person or by proxy at each meeting of our stockholders and to vote all of their shares of our common stock in accordance with our board of directors’ recommendation with (a) respect to the election, removal and/or replacement of directors, (b) the ratification of the appointment of our independent registered public accounting firm and (c) any other proposal that is submitted to our stockholders for their vote.
We also agreed to certain non-disparagement and no-litigation provisions in the cooperation agreement with Messrs. Chang and Semler, subject to certain exceptions.

Warrant Repurchase
On May 17, 2023, we acquired outstanding warrants to acquire 76,875 shares of our common stock from our chief executive officer for $1.9 million in cash. The warrants were originally issued on June 7, 2012 (16,875 shares) with an exercise price of $4.00 per share and on July 31, 2013 (60,000 shares), with an exercise price of $4.50 per share, were amended in September 2015 and, as amended, had an expiration date of July 31, 2023. The $1.9 million aggregate cash purchase price reflects the difference between the aggregate exercise price of the warrants and the aggregate fair market value of the shares of common stock underlying the warrants, based on the closing price of a share of our common stock on May 16, 2023, the date of the warrant repurchase agreement. Following the warrant repurchase, the warrants were cancelled and are no longer issued and outstanding.
Indemnity Agreements
We have entered into indemnity agreements with certain of our officers and our directors that provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of our company, and otherwise to the fullest extent permitted under Delaware law and our bylaws.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify us or your broker. Direct your written request to our corporate secretary at Semler Scientific, Inc., 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051 or contact our corporate secretary, Renae Cormier, at 1-877-774-4211. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with his or her best judgment.
August 23, 2024	By Order of the Board of Directors
/s/ Renae Cormier Renae Cormier Corporate Secretary

ANNEX A
SEMLER SCIENTIFIC, INC.
2024 STOCK OPTION AND INCENTIVE PLAN
SECTION 1.
GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Semler Scientific, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.
It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company or one of its Affiliates.
The Plan serves as the successor to the Predecessor Plan, and no further awards are to be made under the Predecessor Plan on or after July 24, 2024. All equity awards outstanding under the Predecessor Plan and the available share reserve under the Predecessor Plan on the Effective Date were transferred to this Plan as part of the initial share reserve hereunder. All equity awards transferred to this Plan shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those equity awards with respect to their acquisition of shares of Stock thereunder.
The following terms shall be defined as set forth below:
“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Predecessor Plan” means the Company’s 2014 Stock Incentive Plan, in effect immediately prior to the 2024 Annual Meeting.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, Non-Employee Director or Consultant of the Company or any Affiliate. Unless as otherwise set forth in the Award Agreement, a Service Relationship shall be deemed to continue without interruption in the event a grantee’s status changes from full-time employee to part-time employee or Consultant or a grantee’s status changes from employee to Consultant or Non-Employee Director or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity).
“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2.
ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)   Administration of Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)   to select the individuals to whom Awards may from time to time be granted;
(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)   to determine the number of shares of Stock to be covered by any Award;
(iv)   to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;
(v)   to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)   subject to the provisions of Section 5(c) or 6(d), to extend at any time the period in which Stock Options or Stock Appreciation Rights, respectively, may be exercised; and
(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)   Delegation of Authority to Grant Awards.   Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)   Award Agreement.   Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event the Service Relationship terminates.
(e)   Indemnification.   Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)   Non-U.S. Award Recipients.   Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable non-U.S. laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3.
STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)   Stock Issuable.   The maximum number of shares of Stock reserved and available for issuance under the Plan initially shall be 1,916,011 shares (the “Initial Limit”), plus the shares of Stock subject to outstanding awards under the Predecessor Plan that are transferred to the Plan, plus on January 1, 2025 and on each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be automatically cumulatively increased by four (4%) percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31, or such lesser number of shares as approved by the Administrator, in all cases subject to adjustment as provided in this Section 3 (the “Annual Increase”). . The transfer of outstanding awards and the available share reserve from the Predecessor Plan shall be effected as of the Plan Effective Date, and the Predecessor Plan shall terminate at that time. Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2025 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 20,000,000 shares of Stock, subject in all cases to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and the shares of Common Stock of the Company underlying any awards under the Predecessor Plan, that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) on or after August 1, 2024 shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 20,000,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Shares subject to Substitute Awards (as defined in Section 3(d)) will not be deducted from the Initial Limit as increased by the Annual Increase; provided that (i) Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit, and (ii) Shares subject to any Substitute Award may not again be available for issuance under the Plan.
(b)   Changes in Stock.   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)   Mergers and Other Transactions.   In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Agreement, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and, unless otherwise set forth in the Award Agreement, all Awards with conditions and restrictions relating to the attainment of performance goals shall become vested and nonforfeitable in connection with a Sale Event assuming achievement of maximum levels of performance. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(d)   Assumption of Awards by the Company.   The Company, from time to time, may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan (a “Substitute Award”). Such substitution or assumption will be permissible if the holder of the Substitute Award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. The exercise price and the number and nature of Shares issuable upon exercise or settlement of any such Substitute Award will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.
SECTION 4.
ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5.
STOCK OPTIONS

(a)   Award of Stock Options.   The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)   Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the date of grant. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise exempt or compliant with Section 409A.
(c)   Option Term.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)   Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the date of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)   Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Agreement:
(i)   In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)   In the Administrator’s sole direction, through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)   With respect to Stock Options that are not Incentive Stock Options and in the sole discretion of the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws (including the satisfaction of any taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event the Administrator approves the optionee’s payment of the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)   Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.
STOCK APPRECIATION RIGHTS

(a)   Award of Stock Appreciation Rights.   The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)   Exercise Price of Stock Appreciation Rights.   The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Appreciation Right is otherwise exempt from or compliant with Section 409A.
(c)   Grant and Exercise of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)   Terms and Conditions of Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7.
RESTRICTED STOCK AWARDS

(a)   Nature of Restricted Stock Awards.   The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)   Rights as a Stockholder.   Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of vesting conditions, any dividends paid by the Company shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)   Restrictions.   Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)   Vesting of Restricted Shares.   The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.
RESTRICTED STOCK UNITS

(a)   Nature of Restricted Stock Units.   The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)   Election to Receive Restricted Stock Units in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.
(c)   Rights as a Stockholder.   A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.
UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.   The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.
RESERVED

SECTION 11.
DIVIDEND EQUIVALENT RIGHTS

(a)   Dividend Equivalent Rights.   The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12.
TRANSFERABILITY OF AWARDS

(a)   Transferability.   Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)   Administrator Action.   Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or Non-Employee Director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement. In no event may an Award be transferred by a grantee for value.
(c)   Family Member.   For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)   Designation of Beneficiary.   To the extent permitted by the Company and valid under applicable law, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate or legal heirs.
SECTION 13.
TAX WITHHOLDING

(a)   Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any U.S. and non-U.S. federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)   Payment in Stock.   The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14.
SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15.
TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)   Termination of Service Relationship.   If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)   For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)   a transfer to the Service Relationship of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16.
AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).
SECTION 17.
STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18.
GENERAL PROVISIONS

(a)   No Distribution.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)   Issuance of Stock.   To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)   Stockholder Rights.   Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)   Other Compensation Arrangements; No Rights to Continued Service Relationship.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Subsidiary.
(e)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)   Clawback Policy.   Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
(g)   Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or nay rights thereto shall be cancelled, terminated or otherwise eliminated.

SECTION 19.
EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
The Plan shall serve as the successor to the Predecessor Plan, and no further awards shall be made under the Predecessor Plan. All awards outstanding and all shares of Stock available for issuance under the Predecessor Plan on the Effective Date shall be transferred to the Plan at that time and shall be treated as outstanding awards under the Plan. However, each outstanding award so transferred shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred awards with respect to their acquisition of shares of Common Stock thereunder. Should any of those transferred awards expire or terminate unexercised, the shares of Stock subject to those awards at the time of expiration or termination shall be available for subsequent award and issuance under the Plan in accordance with the provisions of Section 3.
SECTION 20.
GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS:   August 14, 2024
DATE APPROVED BY STOCKHOLDERS:   [                 ]

SEMLER SCIENTIFIC, INC.Annual Meeting of Stockholders October 4, 2024 at 9:00 AM PDTThis Proxy is solicited on behalf of the Board of Directors of Semler Scientific, Inc.The undersigned hereby appoints Douglas Murphy-Chutorian, M.D. and Renae Cormier, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Semler Scientific, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Semler Scientific, Inc. (the “Annual Meeting”) to be held at 9:00 AM PDT on October 4, 2024 and any adjournment or postponement thereof. The Annual Meeting will be held virtually. In order to attend the Annual Meeting, you must register at http://www.viewproxy.com/Semler/2024/htype.asp by 11:59 PM EDT on October 1, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How can I attend the Annual Meeting” in the Questions and Answers about the Annual Meeting section of the Proxy Statement.This proxy will be voted as directed or, if no direction is given, will be voted “FOR” the nominees listed in Proposal 1, and “FOR” Proposal 2, Proposal 3 and Proposal 4. The proxies are authorized to vote in their discretion upon such other business not known as may properly come before the Annual Meeting or any postponements or adjournments thereof.CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDEPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDEDImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2023 Annual Report are available athttp://www.viewproxy.com/Semler/2024

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, and “FOR” PROPOSALS 2, 3 AND 4.Please mark your votes like this Proposal 1 – To elect the following nominees to Class lII of our board of directors:FOR WITHHOLD01 Douglas Murphy-Chutorian, M.D.  02 Daniel S. Messina  Proposal 2 – Approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. FOR  AGAINST  ABSTAINProposal 3 – Approve the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan. FOR  AGAINST  ABSTAINProposal 4 – To ratify the selection by the Audit Committee of our board of directors of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2024. FOR  AGAINST  ABSTAINDate:SignatureChange of Address — Please print new address belowSignature (if held jointly)NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.VIRTUAL CONTROL NUMBERFOLD AND DETACH HERE AND READ THE REVERSE SIDEVIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or TelephoneINTERNETVote Your Proxy on the Internet: Go to www.aalvote.com/SMLRHave your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONEVote Your Proxy by Phone: Call 1 (866) 804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call.Follow the voting instructions to vote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. 24-19310-1 C1.1 P60